                                                               EXHIBIT (g)(2)(i)

[ING FUNDS LOGO]

February 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio, ING Lifestyle Moderate Portfolio, ING Principal Protection Fund X, ING Principal Protection Fund XI, ING VP Financial Services Portfolio, and ING VP Real Estate Portfolio (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio, effective May 3, 2004, ING Growth and Income Fund to ING Equity Income Fund, ING Technology Fund to ING Global Science and Technology Fund, ING Growth and Income Fund to ING Equity Income Fund and ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio, and (2) by the removal of ING Strategic Bond Fund, effective April 16, 2004, and ING GET Fund - Series D as these funds were recently dissolved.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                /s/ Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President and
                                                Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: /s/ Edward G. Mcgann
    --------------------------------
Name: EDWARD G. McGANN
Title: Vice President,Duly Authorized
7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034           Fax: 480-477-2700
                                    www.ingfunds.com

                                AMENDED EXHIBIT A

                       FUND                             EFFECTIVE DATE
---------------------------------------------------   ------------------
ING EQUITY TRUST
  ING Convertible Fund                                   June 9, 2003
  ING Disciplined LargeCap Fund                          June 9, 2003
  ING Equity and Bond Fund                               June 9, 2003
  ING Financial Services Fund                            June 9, 2003
  ING Growth Opportunities Fund                          June 9, 2003
  ING LargeCap Growth Fund                               June 9, 2003
  ING LargeCap Value Fund                              February 1, 2004
  ING MidCap Opportunities Fund                          June 9, 2003
  ING MidCap Value Fund                                  June 9, 2003
  ING Principal Protection Fund                          June 2, 2003
  ING Principal Protection Fund II                       June 2, 2003
  ING Principal Protection Fund III                      June 2, 2003
  ING Principal Protection Fund IV                       June 2, 2003
  ING Principal Protection Fund V                        June 2, 2003
  ING Principal Protection Fund VI                       June 2, 2003
  ING Principal Protection Fund VII                       May 1, 2003
  ING Principal Protection Fund VIII                    October 1, 2003
  ING Principal Protection Fund IX                     February 2, 2004
  ING Principal Protection Fund X                             TBD
  ING Principal Protection Fund XI                            TBD
  ING Real Estate Fund                                   June 9, 2003
  ING SmallCap Opportunities Fund                        June 9, 2003
  ING SmallCap Value Fund                                June 9, 2003
  ING Tax Efficient Equity Fund                          June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                          April 7, 2003
  ING GNMA Income Fund                                   April 7, 2003
  ING High Yield Bond Fund                               April 7, 2003
  ING High Yield Opportunity Fund                        April 7, 2003
  ING Intermediate Bond Fund                             April 7, 2003
  ING Lexington Money Market Trust                       April 7, 2003
  ING Money Market Fund                                  April 7, 2003
  ING National Tax-Exempt Bond Fund                      April 7, 2003

ING GET FUND
  ING GET Fund - Series E                                July 14, 2003
  ING GET Fund - Series G                                July 14, 2003
  ING GET Fund - Series H                                July 14, 2003
  ING GET Fund - Series I                                July 14, 2003
  ING GET Fund - Series J                                July 14, 2003
  ING GET Fund - Series K                                July 14, 2003

ING GET FUND (CONT.)
  ING GET Fund - Series L                                July 14, 2003
  ING GET Fund - Series M                                July 14, 2003
  ING GET Fund - Series N                                July 14, 2003
  ING GET Fund - Series P                                July 14, 2003
  ING GET Fund - Series Q                                July 14, 2003
  ING GET Fund - Series R                                July 14, 2003
  ING GET Fund - Series S                                July 14, 2003
  ING GET Fund - Series T                                July 14, 2003
  ING GET Fund - Series U                                July 14, 2003
  ING GET Fund - Series V                               March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                      June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                  January 6, 2003
  ING AIM Mid Cap Growth Portfolio                      January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                 January 6, 2003
  ING American Funds Growth Portfolio                  September 2, 2003
  ING American Funds Growth-Income Portfolio           September 2, 2003
  ING American Funds International Portfolio           September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio       January 13, 2003
  ING Capital Guardian Managed Global Portfolio        January 13, 2003
  ING Capital Guardian Small Cap Portfolio             January 13, 2003
  ING Developing World Portfolio                       January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio        January 6, 2003
  ING Evergreen Health Sciences Portfolio                 May 3, 2004
  ING Evergreen Omega Portfolio                           May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio             January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio   January 6, 2003
  ING Hard Assets Portfolio                            January 13, 2003
  ING International Portfolio                          January 13, 2003
  ING Janus Growth and Income Portfolio                January 13, 2003
  ING Janus Special Equity Portfolio                   January 13, 2003
  ING Jennison Equity Opportunities Portfolio           January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio              January 13, 2003
  ING Julius Baer Foreign Portfolio                    January 13, 2003
  ING Lifestyle Aggressive Growth Portfolio               May 1, 2004
  ING Lifestyle Growth Portfolio                          May 1, 2004
  ING Lifestyle Moderate Growth Portfolio                 May 1, 2004
  ING Lifestyle Moderate Portfolio                        May 1, 2004
  ING Limited Maturity Bond Portfolio                   January 6, 2003
  ING Liquid Assets Portfolio                           January 6, 2003
  ING Marsico Growth Portfolio                         January 13, 2003
  ING Mercury Focus Value Portfolio                     January 6, 2003

ING INVESTORS TRUST (CONT.)
  ING Mercury Fundamental Growth Portfolio              January 6, 2003
  ING MFS Mid Cap Growth Portfolio                     January 13, 2003
  ING MFS Research Portfolio                           January 13, 2003
  ING MFS Total Return Portfolio                       January 13, 2003
  ING PIMCO Core Bond Portfolio                        January 13, 2003
  ING PIMCO High Yield Portfolio                       November 5, 2003
  ING Salomon Brothers All Cap Portfolio                January 6, 2003
  ING Salomon Brothers Investors Portfolio              January 6, 2003
  ING Stock Index Portfolio                            November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio     January 13, 2003
  ING T. Rowe Price Equity Income Portfolio            January 13, 2003
  ING UBS U.S. Balanced Portfolio                       January 6, 2003
  ING Van Kampen Equity Growth Portfolio               January 13, 2003
  ING Van Kampen Global Franchise Portfolio            January 13, 2003
  ING Van Kampen Growth and Income Portfolio           January 13, 2003
  ING Van Kampen Real Estate Portfolio                 January 13, 2003

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                June 9, 2003
  ING International Value Fund                         November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                          November 3, 2003
  ING Foreign Fund                                       July 1, 2003
  ING Global Equity Dividend Fund                      September 2, 2003
  ING Global Real Estate Fund                          November 3, 2003
  ING International Fund                               November 3, 2003
  ING International SmallCap Growth Fund               November 3, 2003
  ING Precious Metals Fund                             November 3, 2003
  ING Russia Fund                                      November 3, 2003
  ING Worldwide Growth Fund                            November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                June 2, 2003
  ING Aeltus Money Market Fund                           June 2, 2003
  ING Balanced Fund                                      June 2, 2003
  ING Bond Fund                                          June 2, 2003
  ING Classic Principal Protection Fund I                June 2, 2003
  ING Classic Principal Protection Fund II               June 2, 2003
  ING Classic Principal Protection Fund III              June 2, 2003
  ING Classic Principal Protection Fund IV               June 2, 2003
  ING Equity Income Fund                                 June 9, 2003
  ING Global Science and Technology Fund                 June 2, 2003
  ING Government Fund                                    June 2, 2003
  ING Growth Fund                                        June 9, 2003

ING SERIES FUND, INC. (CONT.)
  ING Index Plus LargeCap Fund                           June 9, 2003
  ING Index Plus MidCap Fund                             June 9, 2003
  ING Index Plus Protection Fund                         June 2, 2003
  ING Index Plus SmallCap Fund                           June 9, 2003
  ING International Growth Fund                        November 3, 2003
  ING Small Company Fund                                 June 9, 2003
  ING Strategic Allocation Balanced Fund                 June 2, 2003
  ING Strategic Allocation Growth Fund                   June 2, 2003
  ING Strategic Allocation Income Fund                   June 2, 2003
  ING Value Opportunity Fund                             June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio         July 7, 2003
  ING VP Strategic Allocation Growth Portfolio           July 7, 2003
  ING VP Strategic Allocation Income Portfolio           July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                    July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                 June 13, 2003
  ING GET U.S. Core Portfolio - Series 2              September 12, 2003
  ING GET U.S. Core Portfolio - Series 3               December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                 June 11, 2004
  ING GET U.S. Core Portfolio - Series 6              September 10, 2004
  ING GET U.S. Opportunity Portfolio - Series 1               TBD
  ING GET U.S. Opportunity Portfolio - Series 2               TBD
  ING VP Worldwide Growth Portfolio                    November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio         July 7, 2003
  ING VP Growth Portfolio                                July 7, 2003
  ING VP Index Plus LargeCap Portfolio                   July 7, 2003
  ING VP Index Plus MidCap Portfolio                     July 7, 2003
  ING VP Index Plus SmallCap Portfolio                   July 7, 2003
  ING VP International Equity Portfolio                November 3, 2003
  ING VP Small Company Portfolio                         July 7, 2003
  ING VP Value Opportunity Portfolio                     July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                          October 6, 2003
  ING VP Disciplined LargeCap Portfolio                 October 6, 2003
  ING VP Financial Services Portfolio                     May 1, 2004
  ING VP Growth + Value Portfolio                       October 6, 2003

ING VARIABLE PRODUCTS TRUST (CONT.)
  ING VP Growth Opportunities Portfolio                 October 6, 2003
  ING VP High Yield Bond Portfolio                      October 6, 2003
  ING VP International Value Portfolio                 November 3, 2003
  ING VP LargeCap Growth Portfolio                      October 6, 2003
  ING VP MagnaCap Portfolio                             October 6, 2003
  ING VP MidCap Opportunities Portfolio                 October 6, 2003
  ING VP Real Estate Portfolio                            May 1, 2004
  ING VP SmallCap Opportunities Portfolio               October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                          July 7, 2003

ING VP BOND PORTFOLIO                                    July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                     November 3, 2003

ING VP MONEY MARKET PORTFOLIO                            July 7, 2003

ING VP NATURAL RESOURCES TRUST                          October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                        October 6, 2003
  The Bond Portfolio                                    October 6, 2003
  The Money Market Portfolio                            October 6, 2003
  The Stock Portfolio                                   October 6, 2003